EXHIBIT 10.5
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Amendment 36
TO
Special Business Provisions MS-65530-0016
BETWEEN
THE BOEING COMPANY
AND
SPIRIT AEROSYSTEMS, INCORPORATED

This Amendment Number 36 ("Amendment No. 36") to Special Business Provisions MS-65530-0016 is entered into as of the date of last signature below between Spirit AeroSystems, Inc., a Delaware Corporation ("Seller") and The Boeing Company, a Delaware Corporation (“Boeing”). Hereinafter, the Seller and Boeing may be referred to singularly as a “Party” and jointly as "Parties" hereto. All capitalized terms used and not defined herein shall have the meanings assigned thereto in the SBP (as defined below).

Now, therefore, in consideration of the mutual covenants set forth herein, the Parties agree as follows:

RECITALS

A.
Boeing and Seller are parties to the Special Business Provisions MS-65530-0016, dated June 16, 2005 (the "SBP"), and the General Terms Agreement BCA-65530-0016, dated June 17, 2005 (the "GTA") (collectively, the "Sustaining Agreement"), and including any Amendments to the GTA and the SBP.

B.
SBP Amendment Number 34 added 737-10 Non-Recurring Non-Tooling for Fuselage, Thrust Reverser, and Pylon Statements of Work to SBP Attachment 27. 737-10 Wing Non-Recurring Non-Tooling SOW was excluded from Amendment 34 because the full scope of work was not matured at the time the amendment was executed.

C.	Boeing and Seller wish to amend SBP Attachment 27, as contemplated below, to include the 737-10 Non-Recurring Non-Tooling Wing Define and Build Statements of Work.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the value, receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

AMENDMENTS

1.	The list of “Amendments” within the sustaining SBP is hereby deleted and replaced in its entirety as follows:

Amend Number	Description	Effective Date	Approval
1	Revise Company name from Mid-Western Aircraft Systems Incorporated to Spirit AeroSystems throughout document. Update Attachments 1, 2, 4, 14 and 16.	2/23/2006	H. McCormick R. Stone

2	Incorporate CCNs as listed in Amendment 2 Attachment A, includes addition of new section 12.19, modification to sections 3.4.9, 12.16 and 32.0, updates to Attachments 1, 2, 6, 7, 15, 16, 19 and 20.	4/11/2007	H. McCormick J. Edwards

3	Incorporate CCNs as listed in Amendment 3 Attachment A, updates to Attachments 1, 2, 7, 14, 15, 16 and 22.	11/28/2007	H. McCormick J. Edwards

4	Incorporate CCNs as listed in Amendment 4 Attachment A. Updates to Attachments 1, 2, 7, 14, 15, 16. Incorporate Attachment 1A per CCN 508, 1328.	7/8/2008	S.Hu W. Wallace

5	Incorporate CCNs as listed in Amendment 5 Attachment A, includes addition of new section 12.3.1.1 Updates to Attachments 1, 2, 7, 14, 15, 16, 20.	6/22/2009	S. Hu R. Stone

6	Incorporate CCNs as listed in Amendment 6 Attachment A. Updates to Attachments 1, 2, 4, 7, 9, 10, 14, 16. Incorporate Attachment 9 per CCN 2385.	11/23/2010	S. Hu M. Milan

7
Incorporate CCNs as listed in Amendment 7 Attachment A, includes addition of new section 12.13.3.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 16. Incorporate Attachment 1B per CCN 4212 and Attachment 23 per the 767-2C MOA.
		7/29/2011	S. Hu M. Milan

8	Incorporate CCNs as listed in Amendment 8 Attachment A, includes revisions to section 7.9 and 12.13.1.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 15, 16.	2/6/2013	C. Howell M. Milan

9	Incorporate Attachment 25 - 737 Max Titanium Inner Wall Agreement.	9/4/2014	E. Flagel M. Milan

10	Incorporate Attachment 26-737 Derailment.	9/2/2014	B. Folden R. Ast

11	Incorporate Attachment 27 -737-MAX Non-Recurring Agreement, and Attachment 28 737/747/767/777 Pricing Agreement. Updates Section 4.1, Attachment 4 Section B.1., Attachments 9 and 15.	3/10/2015	C.Howell R. Ast

SBP Amendment No. 36 Page 2 of 7

12	Delete and replace Attachment 25 Section 3.0	4/9/2015	K. Drawsky R. Ast

13	Incorporate CCNs as listed in Amendment 13 Attachment A, updates to Attachments 1, 2, 7, 9, 14, and 16.	1/4/2016	L. Taylor K. Leyba

14	Incorporate Attachment 25, Addendum 1.	4/21/2015	D. Blaylock R. Grant

15	NULL

16	NULL

17	Incorporate Attachment 29, 777X Non-Recurring Agreement	12/23/2015	A. Lucker E. Bauer

18	NULL

19	NULL

20	737 MAX Inner Wall	12/17/2015	S. Garcia-Deleone J.Reed

21	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement	5/9/2016	D. Blaylock R.Grant

22	737 MAX Composite Inner Wall Line Movement	11/2/2016	D. Blaylock E. Bossler

23	737 MAX 9 INITIAL and CIW Line [*****] Tooling Incentive AGREEMENT	12/16/2016	D. Blaylock E. Bossler

24	Incorporate CCNs as listed in Amendment 23 Attachment A, updates to Attachments 1, 2, 7, 9, and 14.	12/20/2016	L. Taylor K. Leyba

25	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement	3/17/2017	D. Blaylock E. Bossler

26	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement: 737-10X Pre Implementation Integration Tool	3/23/2017	D. Blaylock E. Bossler

SBP Amendment No. 36 Page 3 of 7

27	Incorporate Attachment 30, 737 NG / MAX Vapor Barrier Agreement, updates to Attachments 1 and 9	3/31/2017	B. Edwards K. Clark

28	Revisions to Attachment 29, 777X NRE Agreement	6/23/2017	K. O'Connell C. Green

29	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement	7/20/2017	D. Blaylock E. Bossler

30
Delete and Replace SBP Sections 4.1, 4.1.1, 5.1.1, 5.2.1, 7.2, 8.0, 12.11, and 12.13.1.1 and SBP Attachments 1, 1B, 10 Section A10.2.10, 15, 16, 22, 27, and 29.
Delete and Reserve SBP Attachments 1C, 20, and 28.
Incorporate SBP Attachment 1D and 31.
		9/22/2017	B. Edwards W. Wilson

31	Revisions to Attachment 27: 737-8 Rate Tooling Incentive Agreement	10/18/2017	D. Blaylock E. Bossler

32	Revisions to Attachment 27, 737-8 Rate Tooling Incentive Agreement. Delete and Replace Tool List from Amd 31	11/15/2017	D. Blaylock E. Bossler

33	Revisions to Attachment 27, 737 MAX Composite Inner Wall Rate Tooling NTE and Incentive Agreement supporting [*****] APM	11/30/2017	D. Blaylock E. Bossler

34	Revisions to Attachment 27, 737-10 Non-Recurring Non-Tooling (excluding Wing NRE SOW)	2/23/2018	D. Blaylock E. Bossler

35	Revisions to Attachment 27, 737-9 Rate Tooling [*****]	4/18/18	D. Blaylock J. O’Crowley

36	Revisions to Attachment 27, 737-10 Non-Recurring Non-Tooling Wing Define and Build SOW	6/20/2018	D. Blaylock E. Bossler

2.	Paragraph 3.3 of SBP Attachment 27 is amended in its entirety and is replaced with the following:
“The Parties agree the documents set forth in this Section 3 are the versions existing as of the date of SBP Amendment 36.”

SBP Amendment No. 36 Page 4 of 7

3.	Paragraph 5.1.2 of SBP Attachment 27 is amended in its entirety and is replaced with the following:
“Seller will invoice its costs incurred less any rebates and discounts in performance of the Non-Recurring Non-Tooling Work up to Amended Type Certification for 737-7 (7150), 737-8, 737-9, 737-8200, 737-10, BBJ8, BBJ7, and BBJ9 [*****], for the [*****] period preceding the month of invoice, and for other agreed to costs that have not been previously invoiced. ([*****] invoice to be submitted upon signature of the MOA that is now this SBP Attachment 27).

Purchase orders will be released in the following manner to enable invoicing of the Non-Recurring Non-Tooling Define statements of work.

•	737-8 Fuselage Non-Recurring Non-Tooling Define PO 843948 item 05

•	737-8 Wing Non-Recurring Non-Tooling Define PO 843951 item 03

•	737-8 Pylon Non-Recurring Non-Tooling Define PO 849241 item 11

•	737-8 Thrust Reverser Non-Recurring Non-Tooling Define PO 849241 item 08

•	737-9 Fuselage Non-Recurring Non-Tooling Define PO 843948 item 06

•	737-9 Wing Non-Recurring Non-Tooling Define PO 843951 item 04

•	737-9 Pylon Non-Recurring Non-Tooling Define PO 849241 item 12

•	737-9 Thrust Reverser Non-Recurring Non-Tooling Define PO 849241 item 09

•	737-7 (7150) Fuselage Non-Recurring Non-Tooling Define PO 843948 item 07

•	737-7 (7150) Wing Non-Recurring Non-Tooling Define PO 843951 item 05

•	737-7 (7150) Pylon Non-Recurring Non-Tooling Define PO 849241 item 13

•	737-7 (7150) Thrust Reverser Non-Recurring Non-Tooling Define PO 849241 item 10

•	737-8200 Fuselage Non-Recurring Non-Tooling Define PO 843948 item 16

•	737-8200 Wing Non-Recurring Non-Tooling Define - Presently Not Applicable

•	737-8200 Pylon Non-Recurring Non-Tooling Define - Presently Not Applicable

•	737-8200 Thrust Reverser Non-Recurring Non-Tooling Define - Presently Not Applicable

•	MAX BBJ8 Fuselage Non-Recurring Non-Tooling Define PO 843948 item 09

•	MAX BBJ8 Wing Non-Recurring Non-Tooling Define - Presently Not Applicable

•	MAX BBJ8 Pylon Non-Recurring Non-Tooling Define - Presently Not Applicable

•	MAX BBJ8 Thrust Reverser Non-Recurring Non-Tooling Define - Presently Not Applicable

•	MAX BBJ7 Fuselage Non-Recurring Non-Tooling Define PO 843948 item 13

•	MAX BBJ7 Wing Non-Recurring Non-Tooling Define - Presently Not Applicable

•	MAX BBJ7 Pylon Non-Recurring Non-Tooling Define - Presently Not Applicable

•	MAX BBJ7 Thrust Reverser Non-Recurring Non-Tooling Define - Presently Not Applicable

•	MAX BBJ9 Fuselage Non-Recurring Non-Tooling Define PO 843948 item 14

•	MAX BBJ9 Wing Non-Recurring Non-Tooling Define - Presently Not Applicable

•	MAX BBJ9 Pylon Non-Recurring Non-Tooling Define - Presently Not Applicable

•	MAX BBJ9 Thrust Reverser Non-Recurring Non-Tooling Define - Presently Not Applicable

•	737-10 Fuselage Non-Recurring Non-Tooling Define PO 218903 item 01

•	737-10 Thrust Reverser Non-Recurring Non-Tooling Define PO 218904 item 01

•	737-10 Pylon Non-Recurring Non-Tooling Define PO 218904 item 02

•	737-10 Wing Non-Recurring Non-Tooling Define PO 282640 item 01

SBP Amendment No. 36 Page 5 of 7

•	737 MAX CIW Non-Recurring Non-Tooling Define and Build PO 218899 item 01

Purchase orders will be released in the following manner to enable invoicing of the Non-Recurring Non-Tooling Build statements of work.

•	737-8 Fuselage Non-Recurring Non-Tooling Build PO 843949 item 01

•	737-8 Wing Non-Recurring Non-Tooling Build PO 843952 item 01

•	737-8 Pylon Non-Recurring Non-Tooling Build PO 849242 item 04

•	737-8 Thrust Reverser Non-Recurring Non-Tooling Build PO 849242 item 01

•	737-9 Fuselage Non-Recurring Non-Tooling Build PO 843949 item 02

•	737-9 Wing Non-Recurring Non-Tooling Build PO 843952 item 02

•	737-9 Pylon Non-Recurring Non-Tooling Build PO 849242 item 05

•	737-9 Thrust Reverser Non-Recurring Non-Tooling Build PO 849242 item 02

•	737-7 (7150) Fuselage Non-Recurring Non-Tooling Build PO 843949 item 03

•	737-7 (7150) Wing Non-Recurring Non-Tooling Build PO 843952 item 03

•	737-7 (7150) Pylon Non-Recurring Non-Tooling Build PO 849242 item 06

•	737-7 (7150) Thrust Reverser Non-Recurring Non-Tooling Build PO 849242 item 03

•	737-10 Fuselage Non-Recurring Non-Tooling Build PO 282634 item 01

•	737-10 Thrust Reverser Non-Recurring Non-Tooling Build - Presently Not Applicable

•	737-10 Pylon Non-Recurring Non-Tooling Build - Presently Not Applicable

•	737-10 Wing Non-Recurring Non-Tooling Build PO 282641 item 01

•	737-8200 Fuselage Non-Recurring Non-Tooling Build PO 843949 item 04

•	737-8200 Wing Non-Recurring Non-Tooling Build - Presently Not Applicable

•	737-8200 Pylon Non-Recurring Non-Tooling Build - Presently Not Applicable

•	737-8200 Thrust Reverser Non-Recurring Non-Tooling Build - Presently Not Applicable”

4.	SBP Attachment 9 is updated to include reference to this Amendment No. 36.

MISCELLANEOUS

A.	Except as specifically set forth herein, all provisions of the SBP shall remain unchanged and in full force and effect.

B.	In the event of a conflict between the terms of this Amendment No. 36 and provisions of the SBP, GTA or the Administrative Agreement, this Amendment No. 36 hereto shall take precedence.

C.	This Amendment No. 36 shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.

SBP Amendment No. 36 Page 6 of 7

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Amendment as of the date of last signature below.

The Boeing Company		Spirit AeroSystems, Inc
by and through its division
Boeing Commercial Airplanes

By:	/s/ David Blaylock	By:	/s/ Eric S. Bossler
Name:	David Blaylock	Name:	Eric S. Bossler
Title:	Procurement Agent	Title:	Contracts Specialist
Date	June 20, 2018	Date	June 20, 2018

SBP Amendment No. 36 Page 7 of 7